Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 14 — SUBSEQUENT EVENTS

In July 2020, the Company issued 12,000 shares of restricted common stock to a consultant pursuant to a previously executed consulting agreement.

The Company issued 110,000 shares of common stock upon the conversion of 8,800 shares of Series D Preferred Stock.

We entered into an executive employment agreement on July 1, 2020 (the "Employment Agreement") with Chad MacRae as the Senior Vice President Recruiters on Demand. The Employment Agreement specifies that certain customer contracts, databases, and computer equipment were to be transferred to the Company in connection with the hiring of Mr. MacRae. The Company's management is currently evaluating the proper accounting treatment for this transaction. Mr. MacRae's compensation package includes a $50,000 signing bonus and an annual base salary of $125,000. He is also entitled to earn a bonus package capped at $350,000 equal to any profit his division generates during the first full year of his employment, payable on a quarterly basis (the "Bonus"). In addition, Mr. MacRae received five-year incentive stock options to purchase 250,000 shares of the Company's common stock with an exercise price of $1.85, issuable under the 2017 Equity Incentive Plan. The options will vest on the last calendar day of each month over a 12 month period in equal monthly increments, subject to continued employment with the Company as of each applicable vesting date and subject to execution of the Company's standard Stock Option Agreement. Unless the Executive is terminated by the Company for Cause (as defined in the Employment Agreement) before all the stock options have vested then, upon termination, any remaining unvested stock options shall automatically accelerate and vest. Upon a termination for Cause, all unvested options shall terminate.

If the Bonus compensation totals $350,000, the Company shall issue to the Executive, subject to approval by the Company's Board, qualified options to purchase an additional 250,000 shares of the Company's common stock at an exercise price equal to the market price as of the date the Bonus compensation is computed, subject to adjustment for any increase or decrease in the number of issued shares resulting from a stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares. These options shall vest over a two (2) year period in equal quarterly installments on the last day of each calendar quarter beginning with the first full calendar quarter after computation of the Bonus compensation totaling $350,000, subject to the Executive's continued employment with the Company as of each applicable vesting date.

NOTE 15 — SUBSEQUENT EVENTS

In March 2020, the outbreak of COVID-19 (coronavirus) caused by a novel strain of the coronavirus was recognized as a pandemic by the World Health Organization, and the outbreak has become increasingly widespread in the United States, including in each of the areas in which the Company operates. While to date the Company has not been required to stop operating, management is evaluating its use of its office space, virtual meetings and the like. The Company continues to monitor the impact of the COVID-19 (coronavirus) outbreak closely. The extent to which the COVID-19 (coronavirus) outbreak will impact our operations, ability to obtain financing or future financial results is uncertain.

Preferred Stock

In March 2020, an investor agreed to purchase 2,750 Units, each consisting of one share of Series D Preferred Stock and 6.25 warrants to purchase one share of common stock, for gross proceeds of $50,000. The investor paid $25,000. As of the date of this Annual Report, the balance has not been paid and no shares of Series D Preferred Stock or related warrants have been issued in connection with this investment.

Common Stock

Subsequent to December 31, 2019, we issued 1,003,924 shares of common stock upon the conversion of 12,900 shares of Series D Preferred Stock, 3,141 shares of Series E Preferred Stock and 64,272 shares of Series F Preferred Stock.

Sale of Future Revenues

On March 20, 2020, we modified the agreements related to the sale of future revenues that are discussed in Note 5. We have combined and extended the term of the agreements, and have reduced the weekly payments due. In consideration of increasing the amount due by $54,574, the weekly payments were reduced to $7,298 for 65 weekly payments, compared to approximately 38 payments of $10,904 required under the original agreements.

Consulting Agreements

We entered into a consulting agreement for advisory services with an initial term of three months. Compensation will be paid in the form of shares of common stock at the rate of 10,000 shares per month. The shares will be fully vested at the time of issuance.

We entered into a consulting agreement for advisory services with an initial term of six months. Compensation will be $15,000 plus 60,000 shares of common stock. The shares will be fully vested at the time of issuance.

Receivables Financing Agreement

We have entered into an agreement with a lender that provides advances against the collection of accounts receivable. Advances made under the agreement are generally repayable in 45 days from the date of the advance and bear interest at 1.5% per month.

Paycheck Protection Program Loans

We have received $367,450 in loans borrowed from a bank pursuant to the Paycheck Protection Program under the CARES Act guaranteed by the SBA, which we expect to be forgiven in part or in full, subject to our compliance with the conditions of the Paycheck Protection Program.